UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 13, 2012

N-VIRO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into a Material Definitive Agreement

On April 13, 2012, the Board of Directors of N-Viro International Corporation, or the Company, approved a plan to modify all Company warrants whose expiration date was before December 31, 2015, by extending that expiration date to December 31, 2015, and to modify all Company warrants, regardless of their expiration date, by reducing the exercise price to $1.00.  All other terms and conditions of each class of warrant remain unchanged.  In total, 977,122 of the total 1,444,585 warrants were affected by the expiration date extension and all 1,444,585 warrants by the price reduction.  Before the reduction, the weighted average exercise price for all warrants was $2.00.  Among the warrant holders are current directors and officers of the Company, with details of their changes as follows:
		before 4-13-12		on or after 4-13-12
director or officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug '16	$1.53	Aug '16	$1.00
Mark Hagans	20,000	Aug '16	$1.53	Aug '16	$1.00
James Hartung	10,890	Jun '12	$2.00	Dec '15	$1.00
James Hartung	20,000	Aug '16	$1.53	Aug '16	$1.00
Timothy Kasmoch	50,000	Mar '13	$1.85	Dec '15	$1.00
Timothy Kasmoch	20,000	Aug '16	$1.53	Aug '16	$1.00
Thomas Kovacik	20,000	Aug '16	$1.53	Aug '16	$1.00
James McHugh	20,000	Aug '16	$1.53	Aug '16	$1.00
Carl Richard	9,900	May '12	$1.85	Dec '15	$1.00
Carl Richard	7,920	Jun '12	$1.85	Dec '15	$1.00
Carl Richard	31,680	Jun '12	$2.00	Dec '15	$1.00
Carl Richard	7,939	Sep '12	$1.85	Dec '15	$1.00
Carl Richard	46,430	Jun '15	$2.75	Dec '15	$1.00
Carl Richard	18,570	Sep '15	$2.50	Dec '15	$1.00
Carl Richard	20,000	Aug '16	$1.53	Aug '16	$1.00
Joseph Scheib	3,800	Jun '12	$1.85	Dec '15	$1.00
Joseph Scheib	21,500	Jun '12	$2.00	Dec '15	$1.00
Joseph Scheib	13,700	Sep '12	$1.85	Dec '15	$1.00
Joseph Scheib	9,450	Dec '14	$2.52	Dec '15	$1.00
Joseph Scheib	1,000	Jan '15	$2.52	Dec '15	$1.00
Joseph Scheib	250	Feb '15	$2.52	Dec '15	$1.00
Joseph Scheib	3,800	Apr '15	$2.52	Dec '15	$1.00
Joseph Scheib	20,000	Aug '16	$1.53	Aug '16	$1.00
Joseph Scheib	800	Sep '16	$2.52	Sep '16	$1.00

GT	397,629

Item 3.02                      Unregistered Sales of Equity Securities

On April 13, 2012, the Board of Directors of N-Viro International Corporation, or the Company, approved a plan to modify all Company warrants whose expiration date was before December 31, 2015, by extending that expiration date to December 31, 2015, and to modify all Company warrants, regardless of their expiration date, by reducing the exercise price to $1.00.  All other terms and conditions of each class of warrant remain unchanged.  In total, 977,122 of the total 1,444,585 warrants were affected by the expiration date extension and all 1,444,585 warrants by the price reduction.  Before the reduction, the weighted average exercise price for all warrants was $2.00.  Among the warrant holders are current directors and officers of the Company, with details of their changes as follows:
		before 4-13-12		on or after 4-13-12
director or officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug '16	$1.53	Aug '16	$1.00
Mark Hagans	20,000	Aug '16	$1.53	Aug '16	$1.00
James Hartung	10,890	Jun '12	$2.00	Dec '15	$1.00
James Hartung	20,000	Aug '16	$1.53	Aug '16	$1.00
Timothy Kasmoch	50,000	Mar '13	$1.85	Dec '15	$1.00
Timothy Kasmoch	20,000	Aug '16	$1.53	Aug '16	$1.00
Thomas Kovacik	20,000	Aug '16	$1.53	Aug '16	$1.00
James McHugh	20,000	Aug '16	$1.53	Aug '16	$1.00
Carl Richard	9,900	May '12	$1.85	Dec '15	$1.00
Carl Richard	7,920	Jun '12	$1.85	Dec '15	$1.00
Carl Richard	31,680	Jun '12	$2.00	Dec '15	$1.00
Carl Richard	7,939	Sep '12	$1.85	Dec '15	$1.00
Carl Richard	46,430	Jun '15	$2.75	Dec '15	$1.00
Carl Richard	18,570	Sep '15	$2.50	Dec '15	$1.00
Carl Richard	20,000	Aug '16	$1.53	Aug '16	$1.00
Joseph Scheib	3,800	Jun '12	$1.85	Dec '15	$1.00
Joseph Scheib	21,500	Jun '12	$2.00	Dec '15	$1.00
Joseph Scheib	13,700	Sep '12	$1.85	Dec '15	$1.00
Joseph Scheib	9,450	Dec '14	$2.52	Dec '15	$1.00
Joseph Scheib	1,000	Jan '15	$2.52	Dec '15	$1.00
Joseph Scheib	250	Feb '15	$2.52	Dec '15	$1.00
Joseph Scheib	3,800	Apr '15	$2.52	Dec '15	$1.00
Joseph Scheib	20,000	Aug '16	$1.53	Aug '16	$1.00
Joseph Scheib	800	Sep '16	$2.52	Sep '16	$1.00

GT	397,629

The modification was exempt under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering inasmuch as the modification was made for the benefit only of existing warrant holders, and there no warrant issuances to any others.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)  Certain compensatory arrangements for our Chief Executive Officer (principal executive officer), our Chief Financial Officer (principal financial officer) and our Executive Vice-President and Chief Counsel, have been modified as follows: On April 13, 2012, the Board of Directors of N-Viro International Corporation, or the Company, approved a plan to modify all Company warrants whose expiration date was before December 31, 2015, by extending that expiration date to December 31, 2015, and to modify all Company warrants, regardless of the expiration date, by reducing the exercise price to $1.00.  All other terms and conditions of each class of warrant remain unchanged.  The warrants owned by the three identified officers and then modified thereto are described below:

		before 4-13-12		on or after 4-13-12
officer	# warrants	expiration date (M/Y)	exercise price	expiration date (M/Y)	exercise price
Robert Bohmer	20,000	Aug '16	$1.53	Aug '16	$1.00
Timothy Kasmoch	50,000	Mar '13	$1.85	Dec '15	$1.00
Timothy Kasmoch	20,000	Aug '16	$1.53	Aug '16	$1.00
James McHugh	20,000	Aug '16	$1.53	Aug '16	$1.00

GT	110,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:               April 19, 2012                                           By:             /s/  James K. McHugh
                         James K. McHugh
                        Chief Financial Officer